UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 14, 2004




                              PIER 1 IMPORTS, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-7832                75-1729843
-------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)




                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                  817-252-8000
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-.13e-4(c))







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Item 2.02   Results of Operations and Financial Condition

         The information contained in this Current Report is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of
         Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

         On December 14, 2004, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the third quarter ended November 27, 2004. A copy of this press release is attached hereto as Exhibit 99.1.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (c) E. Mitchell Weatherly was named Executive Vice President of Store Operations on December 14, 2004. Mr. Weatherly, age 56, has served as Executive Vice President of Human Resources of the Company since April 2002. He served as Senior Vice President of Human Resources of the Company from June 1992 to April 2002, and served as Vice President of Human Resources of the Company from June 1989 to June 1992 and of Pier 1 Imports (U.S.), Inc. from August 1985 to June 1992. Mr. Weatherly will continue in his role as Executive Vice President of Human Resources until a replacement for that position has been named.


Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits.

        Exhibit No.     Description


        99.1 Press release dated December 14, 2004 containing the financial results for the third quarter ended November 27, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PIER 1 IMPORTS, INC.

Date:   December 15, 2004     By:   /s/ J. Rodney Lawrence
       ------------------           ----------------------
                                    J. Rodney Lawrence, Executive Vice President
                                    and Secretary




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




                                  EXHIBIT INDEX
                                  -------------


        Exhibit No.     Description


        99.1 Press release dated December 14, 2004 containing the financial results for the third quarter ended November 27, 2004.






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